NUMBER                                                                SHARES
[    ]                                                                [    ]

                               SVI HOLDINGS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
  IN DENVER, CO, NEW YORK, NY,                               CERTAIN DEFINITIONS
       AND EDISON, NJ                                         CUSIP 784872 10 3

THIS CERTIFIES THAT

Is the owner of and registered holder of

        FULLY PAID AND NONASSESSABLE COMMON SHARES OF $.0001 PAR VALUE OF
                               SVI HOLDINGS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

3/16/00                    [SEAL OF SVI HOLDINGS, INC.]

/s/ signature                                               /s/ signature
----------------------                                      --------------------
SECRETARY                                                   PRESIDENT

COUNTERSIGNED AND REGISTERED:
     FIRST CITY TRANSFER COMPANY
          (EDISON NJ)
                         TRANSFER AGENT
                          AND REGISTRAR

                   AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED
     CORPORATE STOCK TRANSFER, INC.
     370 17th Street, suite
     Denver, Colorado
                         TRANSFER AGENT
                          AND REGISTRAR

                   AUTHORIZED SIGNATURE

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE      .
---------------------------------------

                                      .
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________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________

                                 _____________________________________________.
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.